EXHIBIT 32.2

THE CHEESECAKE FACTORY INCORPORATED

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Cheesecake Factory Incorporated (the “Company”) on Form 10-Q for the period ended July 1, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cheryl M. Slomann, Interim Chief Financial Officer and Vice President, Controller of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 24, 2008

/s/ CHERYL M. SLOMANN
Cheryl M. Slomann
Interim Chief Financial Officer and Vice President, Controller